                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8 - K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  July 6, 1998

                                  VeriSign, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

          000-23593                                 94-3221585
------------------------------            ---------------------------------
   (Commission File Number)               (IRS Employer Identification No.)

1390 SHOREBIRD WAY, MOUNTAIN VIEW, CALIFORNIA            94043
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   (Address of Principal Executive Offices)            (Zip Code)

                                (650) 961-7500
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

          On July 6, 1998, VeriSign, Inc., a Delaware corporation ("Registrant"
                                                                    ----------
or "VeriSign"), acquired SecureIT, Inc., a Georgia corporation ("SecureIT"),
    --------                                                     --------
pursuant to the merger (the "Merger") of a wholly-owned subsidiary of Registrant
                             ------
with and into SecureIT. The Merger was effected pursuant to an Agreement and Plan of Reorganization dated as of July 6, 1998 ("Plan of Reorganization"). The
                                                  ----------------------
Merger was accounted for as a "pooling of interests" transaction for accounting purposes and was structured to be a "tax-free" reorganization for federal income tax purposes. The directors and executive officers of Registrant were not changed as a result of the Merger. SecureIT is in the business of providing professional services, training and products for the deployment of enterprise and Internet information security solutions. Following the Merger, it is intended that SecureIT will continue its historical business.

          Pursuant to the Merger, a total of approximately 1,666,188 shares of Registrant's Common Stock (including 176,619 shares of Registrant's Common Stock held in escrow to secure certain indemnification obligations of the former SecureIT shareholders) were issued in exchange for all the issued and outstanding shares of SecureIT's capital stock and approximately 208,809 shares of Registrant's Common Stock have been reserved for issuance upon the exercise of outstanding options to purchase Common Stock of SecureIT which have been assumed by Registrant pursuant to the terms of the Merger. Registrant filed a Registration Statement on Form S-8 with respect to the assumed SecureIT options with the Commission on July 7, 1998.

          The shares of Registrant's Common Stock received by the former SecureIT shareholders have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon the exemption from registration
                 --------
provided by Section 4(2) thereof and/or Regulation change promulgated thereunder. Pursuant to the terms of the Plan of Reorganization, the Registrant and the SecureIT shareholders entered into a Registration Rights Agreement providing for the grant of certain piggyback and Form S-3 registration rights to the Secure IT shareholders with respect to the Registrant's Common Stock received by such shareholders in the Merger commencing after the date upon which Registrant has publicly released a report including financial statements of Registrant that include at least thirty (30) days of post-Merger combined operating results of Registrant and SecureIT.

          Contemporaneously with the Merger, Jagtar S. Chaudhry, the former Chairman of the Board of Directors, President and Chief Executive Officer of SecureIT entered into an employment and non-competition agreement with SecureIT, as the surviving corporation in the Merger.

          The information set forth in VeriSign's press release dated July 6, 1998 and filed as an exhibit to this report is incorporated herein by reference.

Forward Looking Statements
--------------------------

          The Press Release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Registrant's business contained in the Press Release are "forward-looking" rather than "historic". A more thorough discussion of factors affecting Registrant's operating results is included in Registrant's Registration Statement on Form S-1 filed with the Commission and declared effective on January 29, 1998 and Registrant's other reports filed with the Commission.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.
         ---------

         The following exhibits are filed herewith:

          2.01 Agreement and Plan of Reorganization dated as of July 6, 1998 by and between Registrant, Newco, SecureIT and the shareholders of SecureIT.

          4.01 First Amendment to Amended and Restated Investors' Rights Agreement dated as of July 7, 1998 by and between Registrant and certain stockholders of Registrant.

          4.02 Registration Rights Agreement dated as of July 6, 1998 by and between the Registrant and the former shareholders of SecureIT (incorporated by reference to Exhibit 4.09 of the Registration Statement on Form S-8 filed by Registrant with the Commission on July 7, 1998).

          99.01 Press Release dated July 6, 1998.

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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VERISIGN, INC.



Date:  July 20, 1998             By  /s/ Dana Evan
                                    ____________________________________________
                                    Dana L. Evan
                                    Vice President of Finance and Administration
                                    and Chief Financial Officer

                               INDEX TO EXHIBITS




    Exhibit                                  Description of Exhibit
    Number                                   ----------------------
    -------
     2.01    Agreement and Plan of Reorganization dated as of July 6, 1998 by and between Registrant, VeriSign Merger Corp., SecureIT and the shareholders of SecureIT.

     4.01 First Amendment to Amended and Restated Investors' Rights Agreement dated as of July 7, 1998 by and between Registrant and certain stockholders of Registrant.

     4.02 Registration Rights Agreement dated as of July 6, 1998 by and between Registrant and the former shareholders of SecureIt
             (incorporated by reference to Exhibit 4.09 of the Registration
             Statement on Form S-8 filed by the Registrant with the Commission on July 7, 1998).

     99.01   Press Release dated July 6, 1998.

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